NYLIM FUNDS

NYLIM WMC Value Fund

(the “Fund”)

Supplement dated September 25, 2026 (“Supplement”) to the Summary Prospectus dated February 28, 2026,

as revised August 28, 2026, and the Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2026, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At a meeting held on September 23-24, 2026, the Board of Trustees (“Board”) of NYLIM Funds (“Trust”) considered and approved, among other related proposals: (i) appointing Los Angeles Capital Management LLC (“LACM”) as the Fund’s subadvisor and the related subadvisory agreement; (ii) changing the Fund’s name and modifying the Fund’s principal investment strategies, investment process and principal risks; (iii) adopting a non-fundamental investment policy pursuant to Rule 35d-1 (the “Names Rule”) of the Investment Company Act of 1940, as amended; and (iv) reducing the contractual management fee. These changes do not require shareholder approval.

As a result, effective on or about December 11, 2026, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1. Name Change. The name of the Fund is changed to NYLIM LACM Large Cap Value Fund.

2. Fees and Expenses of the Fund and Example. The Fund’s fees and expenses table is updated to reflect the  following:

The contractual management fee rate is revised to read as follows: 0.60% on assets up to $1 billion; 0.56% on assets from $1 billion to $3 billion; and 0.54% on assets over $3 billion.

3. Principal Investment Strategies. The section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities of large capitalization value companies. Los Angeles Capital Management LLC, the Fund’s Subadvisor, defines large-capitalization value securities as securities of companies included in the Russell 1000® Value Index, which had market capitalizations ranging from $623 million to $4.5 trillion as of July 31, 2026. The Fund may invest up to 20% of its assets in securities outside of the Russell 1000® Value Index.

Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: The Fund’s Subadvisor employs a quantitative investment process for security selection and risk management using a proprietary quantitative model. The model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Utilizing these characteristics, the Subadvisor seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.

By including fundamental data inputs and, through the use of statistical tools, the model estimates expected returns through a multi-step process.

 The Fund’s portfolio is rebalanced periodically using the model.

 The Subadvisor seeks to generate incremental investment returns above the Fund’s benchmark, while attempting  to control investment risk relative to the benchmark. The Subadvisor may sell a security if it believes its  investment objectives have been met or when the security is deemed less attractive relative to another security on  a return/risk basis.

4. Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” is revised as follows:

a. The “Foreign Securities Risk”, “Depositary Receipts Risk” and “Emerging Markets Risk” are deleted in their entirety.

 b. The “Portfolio Management Risk” is deleted in its entirety and replaced with the following:

 Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions.

 In addition, the selection of “Foreign Securities and Currency Risk”, “Depositary Receipts Risk”, and “Emerging Markets Risk” for the Fund under the “More About Investment Strategies and Risks—Additional Information About Risks” section of the Prospectus is changed to reflect that each is an Additional Risk of the Fund.

5.  Past Performance. The following is inserted as the last paragraph of the section of the Summary Prospectus and Prospectus entitled “Past Performance”:

Effective December 11, 2026, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisors and principal investment strategies.

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6.  Subadvisor Change. References to Wellington Management Company LLP as Subadvisor to the Fund are replaced by LACM, as appropriate.

7. Management. The section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its  entirety and replaced with the following:

New York Life Investment Management LLC serves as the Manager. Los Angeles Capital Management LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date
Los Angeles Capital Management LLC	Edward Rackham, PhD, Chief Investment Officer	Since December 2026
	Anthony Arefian, CFA, Senior Managing Director	Since December 2026
	Daniel Arche, CFA, Senior Portfolio Manager	Since December 2026

8.  Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the  reference to the Fund under “Wellington Management Company LLP” is deleted and the following description of  LACM is added.

Los Angeles Capital Management LLC (“LACM”) has its global headquarters at 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025. As of June 30, 2026, LACM had over $34.3 billion of assets under management. LACM is a California limited liability company and is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

9. Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is  amended as follows to include the biographies for Messrs. Rackham, Arefian and Arche:

Edward Rackham

Dr. Rackham, PhD, is the Chief Investment Officer and a member of the Board of LACM. He joined LACM in 2011 as the Director of Risk Management. He became the Co-Director of Research in 2016 and Co-Chief Investment Officer in 2022. Dr. Rackham earned an MChem from the University of Oxford in 2000 and a PhD from the University of Oxford in 2004.

Anthony Arefian

 Mr. Arefian, CFA, is a Senior Managing Director of LACM. He joined LACM in 2010 as an Associate. He became an Associate Director in 2014 and a Director in 2022. Mr. Arefian earned a BS from the University of Southern California in 2002 and an MBA from the UCLA Anderson School of Management in 2010.

Daniel Arche

Mr. Arche, CFA, is the Director of Portfolio Strategy and a Senior Portfolio Manager of LACM. He joined Los Angeles Capital in 2007 as an Analyst. He became a Portfolio Manager in 2010 and a Senior Portfolio Manager in 2020. Mr. Arche earned a BA from the University of Southern California in 2006.

 This section is also amended to remove the biographies of Adam H. Illfelder, Betsy M. George and Ravi Gill.

10. Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This Fund transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance.

 The Fund will bear the direct transaction costs associated with the Fund’s transition.

11. Non-Fundamental Investment Policies Related to Fund Names. The section of the Statement of Additional Information entitled “Non-Fundamental Investment Policies Related to Fund Names” is revised to reflect the Fund’s adoption of the following non-fundamental “Names Rule” investment policy:

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities of large capitalization value companies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

           REG-00151-09/26